                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   Pegasus Capital, LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      05/18/12

Name:                                   PCA LSG Holdings, LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT
                                        06807

Date of Event Requiring Statement:      05/18/12